PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Oct. 31, 2023
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT

The following is a summary of property and equipment, less accumulated depreciation at the balance sheet dates:

	October 31, 2023	October 31, 2022

Leasehold improvements	$12,840	$12,840
Property and equipment	1,046,925	925,427
Total cost	1,059,765	938,267
Less accumulated depreciation	(739,351)	(586,327)
Net property and equipment	$320,414	$351,940